DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund - Virginia Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A shares.........................                      6.97%                        5.00%
           Class B shares.........................                      6.76%                        4.73%
           Class C shares.........................                      6.57%                        4.49%

Economic Review
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP") - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    Renewed concerns regarding Asia and Latin America have resulted in an international flight to quality and projections of the U.S. economy slowing down due to diminished exports. In U.S. fixed income securities, these consequences have raised prices, an appreciation from already high price levels, and further lowered yield levels. The timing comes on the heels of many strong recent economic indicators, especially on employment and housing, that show signs of potential inflation that could push market prices lower.
    These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has been pushed to the 6.10% level. Participants must now decide if they should position themselves for a run below 6%. More importantly, the question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness alone. Anticipated information on U.S. wage pressures and retail sales should provide needed conviction to many participants' sentiments.
The Portfolio
    While global forces have recently gripped the fundamental market direction, new issuance has also reemerged as the dominant technical market force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher cost debt.
 Despite the increase in supply, most issues are absorbed with relative ease. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to appreciation. Our investment approach has concentrated on longer intermediate (15-18 years) paper or other bonds that are expected to perform in a similar manner. We continue to focus on shortening maturities and lengthening call features to influence bond selection. Additionally, we have added some income oriented securities. If rates stabilize in the current ranges, higher income paper should perform well and be defensive against discount alternatives.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS                                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-99.0%                                                                Amount          Value
                                                                                                 _____________  _____________
Virginia-68.4%
Alexandria Redevelopment and Housing Authority,
  Multi-Family Housing Mortgage Revenue (Buckingham Village Apartments)
  6.125%, 7/1/2021..........................................................                    $    3,000,000  $   3,078,450
Augusta County Industrial Development Authority, HR
  (Augusta Hospital Corp. Project) 7%, 9/1/2021 (Prerefunded 9/1/2001) (a)..                         2,750,000      3,063,060
Chesapeake, Water and Sewer System Revenue, Refunding 6.50%, 7/1/2012.......                         1,000,000      1,085,390
Covington-Alleghany County Industrial Development Authority,
  Hospital Facility Revenue (Alleghany Regional Hospital)
  6.875%, 4/1/2022 (Prerefunded 4/1/2002) (a)...............................                         1,000,000      1,118,460
Dinwiddie County Industrial Development Authority, LR
  (Dinwiddie County School Facilities Project) 6%, 2/1/2018.................                           500,000        502,790
Fairfax County Redevelopment and Housing Authority, MFHR, Refunding
  (Paul Spring Retirement Center):
    5.90%, 6/15/2017 (Insured; FHA).........................................                           200,000        207,880
    6%, 12/15/2028 (Insured; FHA)...........................................                           600,000        623,508
Fairfax County Park Authority, Park Facilities Revenue
  6.625%, 7/15/2020.........................................................                         2,665,000      2,848,938
Fairfax County Water Authority, Water Revenue
  7.530%, 4/1/2029 (b,c)....................................................                         2,000,000      2,092,500
Industrial Development Authority of the City of Hopewell,
  Health Care Facility Refunding Revenue:
    (Colonial Heights Convalescent Center Project) 5.60%, 10/1/2003.........                           205,000        206,167
    (Forest Hill Convalescent Center Project):
      6%, 10/1/2006.........................................................                           260,000        261,141
      6.15%, 10/1/2007......................................................                           280,000        281,221
      6.25%, 10/1/2008......................................................                           115,000        115,499
    (Westport Convalescent Center Project):
      5.90%, 10/1/2005......................................................                           315,000        316,285
      6.15%, 10/1/2007......................................................                           175,000        175,763
      6.25%, 10/1/2008......................................................                           410,000        411,779
Industrial Development Authority of Giles County,
  Exempt Facility Revenue (Hoechst Celanese Corp. Project)
  5.95%, 12/1/2025..........................................................                         3,000,000      3,098,580
Industrial Development Authority of the County of Henrico, SWDR
  (Browning-Ferris Industries of South Atlantic, Inc. Project)
  5.45%, 1/1/2014...........................................................                         3,500,000      3,560,830
Industrial Development Authority of the County of Prince William, Revenue:
  Hospital Facility (Potomac Hospital Corp. of Prince William)
    6.85%, 10/1/2025........................................................                         1,000,000      1,109,570
  Refunding (Potomac Place) 6.25%, 12/20/2027...............................                           700,000        740,110
  Residential Care Facility (First Mortgage-Westminster Lake Ridge)
    6.625%, 1/1/2026........................................................                         3,500,000      3,651,165

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                         OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Virginia (continued)
Industrial Development Authority of the Town of West Point, SWDR
  (Chesapeake Corp. Project) 6.375%, 3/1/2019...............................                    $    2,500,000  $   2,654,025
Isle Wight County Industrial Development Authority,
  Solid Waste Disposal Facilities Revenue (Union Camp Corp. Project)
  6.10%, 5/1/2027...........................................................                         3,500,000      3,652,950
Leesburg Utility System Revenue, Refunding
  5.125%, 7/1/2017 (Insured; MBIA) (d)......................................                         1,000,000        985,670
Loudoun County Sanitation Authority, Water and Sewer Revenue, Refunding
  5.125%, 1/1/2026 (Insured; FGIC)..........................................                         4,750,000      4,655,998
Metropolitan Washington Airports Authority, Airport System Revenue
  5.50%, 10/1/2023..........................................................                         4,375,000      4,390,706
Norfolk, Parking System Revenue 5.55%, 2/1/2027 (Insured; MBIA) (e).........                         2,225,000      2,258,286
Peninsula Ports Authority, Health Care Facilities Revenue, Refunding
  (Bon Secours Health System) 5.25%, 8/15/2023 (Insured; MBIA)..............                         1,000,000        981,900
Prince William County Park Authority, Revenue
  6.875%, 10/15/2016........................................................                         3,000,000      3,352,590
Richmond Industrial Development Authority, HR (Retreat Hospital)
  7.35%, 7/1/2021 (Prerefunded 7/1/2001) (a)................................                         1,900,000      2,128,038
Staunton Industrial Development Authority,
  Educational Facilities Revenue, Refunding (Mary Baldwin College)
  6.75%, 11/1/2021..........................................................                         3,145,000      3,225,984
University of Virginia, University Revenue
  5.75%, 5/1/2021...........................................................                         2,325,000      2,397,098
Upper Occoquan Sewer Authority, Regional Sewer Revenue:
  5.15%, 7/1/2020 (Insured; MBIA) (e).......................................                         2,000,000      1,976,140
  5%, 7/1/2025 (Insured; MBIA)..............................................                         4,000,000      3,843,360
Virginia Beach Development Authority, Revenue:
  Industrial Development Mortgage Refunding (Ramada Oceanside Resort)
    8%, 8/1/2010............................................................                           310,000        339,946
  Nursing Home (Sentara Life Care Corp.) 7.75%, 11/1/2021...................                         1,000,000      1,109,620
Virginia Housing Development Authority, Commonwealth Mortgage:
  6.60%, 7/1/2020...........................................................                         2,900,000      3,049,785
  6.85%, 1/1/2027...........................................................                         2,000,000      2,107,360
U. S. Related-30.6%
Commonwealth of Puerto Rico (Public Improvement):
  6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)................................                         1,000,000      1,123,920
  6%, 7/1/2026..............................................................                         1,500,000      1,599,795
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         2,000,000      2,170,920
Guam Power Authority, Revenue 6.30%, 10/1/2022..............................                         1,750,000      1,824,445
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..............................................................                         2,500,000      2,391,450

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                      OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
U. S. Related (continued)
Puerto Rico Highway and Transportation Authority, Highway Revenue:
  6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a)...............................                    $    2,000,000  $   2,233,120
  5.50%, 7/1/2026...........................................................                         5,000,000      5,015,600
Puerto Rico Industrial Development Co., General Purpose Revenue
  5.375%, 7/1/2016 (d)......................................................                         1,250,000      1,250,438
Puerto Rico Industrial Tourist Educational, Medical and Environmental
  Control Facilities Financing Authority,
  Industrial Revenue (Teachers Retirement Systems):
    5.50%, 7/1/2016.........................................................                         1,150,000      1,178,831
    5.50%, 7/1/2021.........................................................                         1,800,000      1,821,582
Puerto Rico Ports Authority, Special Facilities Revenue
  (American Airlines) 6.25%, 6/1/2026.......................................                         3,000,000      3,229,710
Virgin Islands Public Finance Authority, Revenue, Refunding, Matching Fund
Loan Notes
  7.25%, 10/1/2018..........................................................                         4,000,000      4,469,120
Virgin Islands Territory (Hugo Insurance Claims Fund Program)
  7.75%, 10/1/2006..........................................................                         1,445,000      1,586,798
Virgin Islands Water and Power Authority, Electric System
  7.40%, 7/1/2011...........................................................                         1,930,000      2,087,063
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $97,810,049)........................................................                                     $103,641,334
                                                                                                                =============
Short-Term Municipal Investment-1.0%
Virginia:
Peninsula Ports Authority, Revenue, Refunding, VRDN
  (Port Facility-Shell Oil Co. Project) 4% (f)
  (cost $1,000,000).........................................................                        $1,000,000  $   1,000,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0%
  (cost $98,810,049)........................................................                                     $104,641,334
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES

Summary of Abbreviations
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                 Insurance Corporation
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes
MFHR          Multi-Family Housing Revenue

Summary of Combined Ratings (Unaudited)
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ____________________
AAA                                Aaa                            AAA                               22.6%
AA                                 Aa                             AA                                14.5
A                                  A                              A                                 30.7
BBB                                Baa                            BBB                               15.3
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     16.9
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse Floater Security-the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, this security amounted to $2,092,500 (2.0% of net assets).
    (d)  Purchased on a delayed delivery basis.
    (e) Wholly held by custodian as collateral for delayed-delivery security.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Cost           Value
                                                                                             _____________    _____________
ASSETS:                          Investments in securities-See Statement of Investments      $  98,810,049     $104,641,334
                                 Cash.......................................                                        197,717
                                 Interest receivable........................                                      1,725,859
                                 Receivable for shares of Beneficial Interest subscribed                             46,422
                                 Prepaid expenses...........................                                          3,092
                                                                                                              _____________
                                                                                                                106,614,424
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       48,433
                                 Due to Distributor.........................                                         39,423
                                 Payable for investment securities purchased                                      2,212,294
                                 Payable for shares of Beneficial Interest redeemed                                 135,381
                                 Accrued expenses...........................                                         20,711
                                                                                                              _____________
                                                                                                                  2,456,242
                                                                                                              _____________
NET ASSETS..................................................................                                   $104,158,182
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                  $  98,804,155
                                 Accumulated net realized gain (loss) on investments                               (477,258)
                                 Accumulated net unrealized appreciation
                                 (depreciation) on investments-Note 4.......                                      5,831,285
                                                                                                              _____________
NET ASSETS..................................................................                                   $104,158,182
                                                                                                              =============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                               Class A          Class B          Class C
                                                                            _____________    _____________    _____________
Net Assets..................................................                  $63,408,057      $39,532,882     $  1,217,243
Shares Outstanding..........................................                    3,665,611        2,285,506           70,394
NET ASSET VALUE PER SHARE...................................                       $17.30           $17.30           $17.29
                                                                                  =======          =======          =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                     $3,038,548
EXPENSES:                        Management fee-Note 3(a)...................                   $   283,148
                                 Shareholder servicing costs-Note 3(c)......                       136,292
                                 Distribution fees-Note 3(b)................                        99,901
                                 Professional fees..........................                        12,301
                                 Custodian fees.............................                         5,599
                                 Prospectus and shareholders' reports.......                         5,427
                                 Registration fees..........................                         2,570
                                 Trustees' fees and expenses-Note 3(d)......                           666
                                 Loan commitment fees-Note 2................                           430
                                 Miscellaneous..............................                         6,513
                                                                                               ___________
                                       Total Expenses.......................                       552,847
                                 Less-reduction in management fee due to
                                     undertakings-Note 3(a).................                      (146,996)
                                                                                               ___________
                                       Net Expenses.........................                                        405,851
                                                                                                                ___________
INVESTMENT INCOME-NET.......................................................                                      2,632,697
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $   132,160
                                 Net unrealized appreciation (depreciation) on investments       4,002,397
                                                                                               ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      4,134,557
                                                                                                                ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $6,767,254
                                                                                                                ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                   October 31, 1997              Year Ended
                                                                                      (Unaudited)              April 30, 1997
                                                                                   ________________             ______________
OPERATIONS:
  Investment income-net..................................................            $    2,632,697             $    5,321,992
  Net realized gain (loss) on investments................................                   132,160                   (341,501)
  Net unrealized appreciation (depreciation) on investments..............                 4,002,397                  2,331,865
                                                                                      _____________              _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations....                 6,767,254                  7,312,356
                                                                                      _____________              _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.......................................................                (1,687,772)                (3,513,103)
    Class B shares.......................................................                  (923,104)                (1,785,791)
    Class C shares.......................................................                   (21,821)                   (23,098)
  Net realized gain on investments:
    Class A shares.......................................................                      -                        (6,744)
    Class B shares.......................................................                      -                        (3,721)
    Class C shares.......................................................                      -                           (61)
                                                                                      _____________              _____________
      Total Dividends....................................................                (2,632,697)                (5,332,518)
                                                                                      _____________              _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................               2,711,094                  3,784,403
    Class B shares.......................................................                 3,199,629                  5,136,405
    Class C shares.......................................................                   502,851                    546,213
  Dividends reinvested:
    Class A shares.......................................................                   840,788                  1,749,202
    Class B shares.......................................................                   452,168                    885,330
    Class C shares.......................................................                     5,526                      6,653
  Cost of shares redeemed:
    Class A shares.......................................................                (3,800,343)                (6,856,666)
    Class B shares.......................................................                (1,444,082)                (4,058,701)
    Class C shares.......................................................                    (4,100)                   (47,351)
                                                                                      _____________              _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions             2,463,531                  1,145,488
                                                                                      _____________              _____________
        Total Increase (Decrease) in Net Assets..........................                 6,598,088                  3,125,326
NET ASSETS:
  Beginning of Period....................................................                97,560,094                 94,434,768
                                                                                      _____________              _____________
  End of Period..........................................................              $104,158,182              $  97,560,094
                                                                                      =============              =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                          Shares
                                                                                           ___________________________________
                                                                                            Six Months Ended
                                                                                            October 31, 1997         Year Ended
                                                                                               (Unaudited)         April 30, 1997
                                                                                             ________________      ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold...........................................................                      158,877            227,942
    Shares issued for dividends reinvested................................                       49,163            105,123
    Shares redeemed.......................................................                     (222,003)          (412,500)
                                                                                              _________          _________
                              Net Increase (Decrease) in Shares Outstanding                     (13,963)           (79,435)
                                                                                              =========          =========
    Class B
    ________
    Shares sold...........................................................                      188,487            309,753
    Shares issued for dividends reinvested................................                       26,440             53,201
    Shares redeemed.......................................................                      (84,670)          (243,884)
                                                                                              _________          _________
                              Net Increase (Decrease) in Shares Outstanding                     130,257            119,070
                                                                                              =========          =========
    Class C
    ________
    Shares sold...........................................................                       29,715             32,891
    Shares issued for dividends reinvested................................                          323                400
    Shares redeemed.......................................................                         (239)            (2,890)
                                                                                              _________          _________
                              Net Increase (Decrease) in Shares Outstanding                      29,799             30,401
                                                                                              =========          =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class A Shares
                                                     ________________________________________________________________
                                                      Six Months Ended
                                                      October 31, 1997                Year Ended April 30,
                                                                      _______________________________________________
PER SHARE DATA:                                         (Unaudited)      1997      1996      1995      1994      1993
                                                        __________    _______   _______   _______   _______   _______
    Net asset value, beginning of period.                 $16.61       $16.27    $16.03    $16.02    $16.80    $15.50
                                                         _______      _______   _______   _______   _______   _______
    Investment Operations:
    Investment income-net................                    .46          .94       .93       .94       .97      1.00
    Net realized and unrealized gain (loss)
      on investments.....................                    .69          .34       .24       .04      (.75)     1.31
                                                         _______      _______   _______   _______   _______   _______
    Total from Investment Operations.....                   1.15         1.28      1.17       .98       .22      2.31
                                                         _______      _______   _______   _______   _______   _______
    Distributions:
    Dividends from investment income-net.                   (.46)        (.94)     (.93)     (.94)     (.97)    (1.00)
    Dividends from net realized gain on investments            -            -         -         -      (.01)     (.01)
    Dividends in excess of net realized gain
      on investments.....................                      -            -         -      (.03)     (.02)        -
                                                         _______      _______   _______   _______   _______   _______
    Total Distributions..................                   (.46)        (.94)     (.93)     (.97)    (1.00)    (1.01)
                                                         _______      _______   _______   _______   _______   _______
    Net asset value, end of period.......                 $17.30       $16.61    $16.27    $16.03    $16.02    $16.80
                                                         _______      _______   _______   _______   _______   _______
                                                         _______      _______   _______   _______   _______   _______
TOTAL INVESTMENT RETURN(1)...............                  13.83%(2)     8.02%     7.32%     6.39%     1.10%    15.32%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .59%(2)      .39%      .50%      .39%      .46%      .27%
    Ratio of net investment income
      to average net assets..............                   5.32%(2)     5.67%     5.58%     5.93%     5.64%     6.02%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.        .            29%(2)      .55%      .55%      .55%      .55%      .76%
    Portfolio Turnover Rate..............                   7.82%(3)    45.29%    50.06%    21.60%    30.69%     9.32%
    Net Assets, end of period (000's Omitted)            $63,408      $61,099   $61,149   $62,428   $65,279   $55,627
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class B Shares
                                                     ________________________________________________________________
                                                      Six Months Ended
                                                      October 31, 1997                Year Ended April 30,
                                                                        _____________________________________________
PER SHARE DATA:                                         (Unaudited)      1997      1996      1995      1994    1993(1)
                                                        __________    _______   _______   _______   _______   _______
    Net asset value, beginning of period.                 $16.60       $16.27    $16.03    $16.02    $16.80    $16.25
                                                         _______      _______   _______   _______   _______   _______
    Investment Operations:
    Investment income-net................                    .41          .86       .84       .85       .88       .26
    Net realized and unrealized gain (loss)
      on investments.....................                    .70          .33       .24       .04      (.75)      .55
                                                         _______      _______   _______   _______   _______   _______
    Total from Investment Operations.....                   1.11         1.19      1.08       .89       .13       .81
                                                         _______      _______   _______   _______   _______   _______
    Distributions:
    Dividends from investment income-net.                   (.41)        (.86)     (.84)     (.85)     (.88)     (.26)
    Dividends from net realized gain on investments            -            -         -         -      (.01)        -
    Dividends in excess of net realized gain
      on investments.....................                      -            -         -      (.03)     (.02)        -
                                                         _______      _______   _______   _______   _______   _______
    Total Distributions..................                   (.41)        (.86)     (.84)     (.88)     (.91)     (.26)
                                                         _______      _______   _______   _______   _______   _______
    Net asset value, end of period.......                 $17.30       $16.60    $16.27    $16.03    $16.02    $16.80
                                                         =======      =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN(2)...............                  13.41%(3)     7.41%     6.77%     5.83%      .54%    17.22%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 1.10%(3)      .90%     1.01%      .90%     1.01%      .83%(3)
    Ratio of net investment income
      to average net assets..............                   4.80%(3)     5.15%     5.06%     5.40%     5.02%     4.62%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.                    .28%(3)      .55%      .55%      .55%      .54%      .54%(3)
    Portfolio Turnover Rate..............                   7.82%(4)    45.29%    50.06%    21.60%    30.69%     9.32%
    Net Assets, end of period (000's Omitted)            $39,533      $35,787   $33,120   $28,813   $25,254    $8,402
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                         Class C Shares
                                                                         ______________________________________________
                                                                         Six Months Ended
                                                                         October 31, 1997         Year Ended April 30,
                                                                        ________________        ______________________
PER SHARE DATA:                                                            (Unaudited)             1997          1996(1)
                                                                        ________________         ______        ______
    Net asset value, beginning of period................                     $16.60              $16.26        $16.17
                                                                             ______              ______        ______
    Investment Operations:
    Investment income-net...............................                        .39                 .81           .57
    Net realized and unrealized gain (loss)
      on investments....................................                        .69                 .34           .09
                                                                             ______              ______        ______
    Total from Investment Operations....................                       1.08                1.15           .66
                                                                             ______              ______        ______
    Distributions:
    Dividends from investment income-net................                       (.39)               (.81)         (.57)
                                                                             ______              ______        ______
    Net asset value, end of period......................                     $17.29              $16.60        $16.26
                                                                             ======              ======        ======
TOTAL INVESTMENT RETURN(2)..............................                      13.03%(3)            7.18%         5.64%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............                       1.36%(3)            1.17%         1.21%(3)
    Ratio of net investment income
      to average net assets.............................                       4.48%(3)            4.83%         4.55%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager................                        .27%(3)             .54%          .52%(3)
    Portfolio Turnover Rate.............................                       7.82%(4)           45.29%        50.06%
    Net Assets, end of period (000's Omitted)...........                     $1,217                $674          $166
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Virginia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $314,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through April 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $148,000 of the carryover expires in fiscal 2003 and $166,000 expires in fiscal 2005.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended
October 31, 1997, the Fund did not borrow under the Facility.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1997 through June 30, 1997 to waive receipt of the management fee payable to it by the Fund, and thereafter, had undertaken through August 27, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the value of the Fund's average daily net assets. The Manager has currently undertaken from August 28, 1997 through July 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding certain expenses as described above, exceed an annual rate of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $146,996 during the period ended October 31, 1997.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $725 during the period ended October 31, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $96,246 and $3,655 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $79,362, $48,123 and $1,219 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $22,700 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $14,482,474 and $7,769,745, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $5,831,285, consisting of $5,832,048 gross unrealized appreciation and $763 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, VIRGINIA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                       066/625SA9710
Semi-Annual Report
Dreyfus Premier State
Municipal Bond Fund
Virginia Series
October 31, 1997
Registration Mark